UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 7, 2005
                        (Date of earliest event reported)

                          ----------------------------

                      CENTURY PACIFIC FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

             0-16075                                      86-0449546
    (Commission File Number)                   (IRS Employer Identification No.)

                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective October 7, 2005, Kevin R. Keating the sole director of Century Pacific Financial Corporation ("Company") appointed the following person to serve as a director of the Company until the next annual meeting of stockholders or until his successor is elected and qualify. These persons accepted such appointment.

      Luca Toscani, age 35, is a partner in Keating Investments, LLC, and has been with Keating Securities, LLC, an NASD member firm, for five years. He is a Registered Representative having successfully completed his Series 7 and 66 examinations. Mr. Toscani was formerly hedge fund manager with Medici Capital Management, London. He began his career as an arbitrage trader at Bear Stearns International Ltd. (London) after graduating in 1995 summa cum laude from the Venice University, Italy with a degree in Economics and Business. Mr. Toscani spent one year each of scholarship at Warwick University and University College, both in the United Kingdom.

      There is no family relationship between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Century Pacific Financial Corporation
                               (Registrant)

Date: October 7, 2005          By:    /s/ Kevin R. Keating
                                      --------------------------------------
                                      Kevin R. Keating, President and Secretary

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